                                                                    EXHIBIT 99.1



                        [PAINEWEBBER LOGO APPEARS HERE]



                                  DISCLAIMER
--------------------------------------------------------------------------------
The Information contained in the attached materials (the "Information") is produced and provided exclusively by PaineWebber Incorporated ("PW") and not by or as agent for Bay View Acceptance Corporation ("Bay View" or the "Servicer"), any affiliate of the issuer or any other person or entity acting in any other capacity such as, for example, a servicer, trustee or other party to the transaction or otherwise. Neither the issuer nor any other person or entity, other than PW, has prepared, reviewed or participated in the preparation of the Information, authorized its dissemination, or makes any representation as to its accuracy or completeness. The Information is accurate and complete to the best of PW's knowledge. Certain of the Information, however, may be based on data supplied to PW by the issuer, servicer or other person ("Third Party Data"). Although PW believes that any Third Party Data was obtained from reliable sources, PW makes no representation as to its accuracy or completeness or as to the accuracy of any calculations derived from such data. The information contained herein is preliminary and will be superceded in its entirety by the applicable private placement memorandum, prospectus, prospectus supplement, or other information, if any, subsequently filed with the Securities and Exchange Commission (collectively, the "Offering Documents"). Any information herein regarding the collateral or the securities supercedes any prior information regarding the collateral or the securities and will be superceded by subsequent information regarding the collateral and/or the securities contained in subsequent versions of the Information, if any, or in the Offering Documents. You should make your investment decision with respect to the securities described herein based solely upon the information contained in the Offering Documents related to the Bay View 2000-LJ-1 Auto Trust.

The Information is generally comprised of loan or asset pool information, which is almost always entirely Third Party Data; security characteristics, such as, for example, payment priorities, subordination levels, or the number or principal amount of the various classes of securities described; and performance analysis. Security characteristics may be described in such a manner as to focus on a particular attribute without making a complete assessment of all the security's characteristics. As such, the Information may not reflect the impact of all structural characteristics of the security, such as call events, for example, in a description of payment priorities. Security characteristics and pool information are subject to change. Any investment decision should be based only on the Offering Documents.

Performance analyses are typically produced using mathematical models that are applied to data using different assumptions. The data, including Third Party Data, may be either historical or hypothetical. The Information will generally (but not always) identify the assumptions used in the analysis. Assumptions about prepayments, future interest rates, volatility and collateral performance are some of the assumptions typically used in modeling the types of performance analyses that may be included in the Information. There may be others. Contact your PW registered representative if you require further explanation of the assumptions used or PW's modeling techniques. Also, there may be differences between assumptions used in the Information and the assumptions, or range of assumptions, that you would use to analyze performance. You should consider whether performance analyses should be tested under different assumptions. In addition, you are cautioned that there is no universally accepted method for analyzing or modeling financial instruments. Models used by PW to produce analyses contained in the Information may be proprietary making the results difficult for any third party to recreate. PW makes no representation or warranty as to the models used to produce the Information. PW does not guarantee any results and there is no guarantee as to the liquidity of the securities described in the Information.

PW (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PW may make a market in the securities referred to herein. This Information shall not be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, which may be made only by prospectus when required by law, in which event you may obtain such prospectus from PW, and we will not sell the securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to the registration or qualification under the securities laws of such jurisdiction. PW shall not be, or be deemed to be, a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. Absent such agreement PW is acting as principal and PW strongly urges you to seek advice from your counsel, accountant and tax advisor since you, and not PW, must determine the appropriateness for you of any of the securities or potential securities described in the Information.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
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

--------------------------------------------------------------------------------
                         BAY VIEW 2000-LJ-1 AUTO TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION
                    CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

Bond Summary(1)

                                                 First      Last     Principal     Expected
   Offered    Approximate               WAL    Principal  Principal    Window       Ratings
Certificates     Size       Coupon    (Years)   Payment    Payment    (Years)    (Moody's/S&P)
----------------------------------------------------------------------------------------------
A-1         $ 64,000,000    Fixed       0.25      04/00      09/00      0.50       P-1/A-1+
A-2         $132,000,000    Fixed       1.00      09/00      10/01      1.17       Aaa/AAA
A-3         $ 80,000,000    Fixed       2.00      10/01      09/02      1.00       Aaa/AAA
A-4         $ 80,559,840    Fixed(2)    3.28      09/02      05/05      2.75       Aaa/AAA
----------------------------------------------------------------------------------------------

(1)  Pricing assumes 1.6% ABS to maturity.
(2) The pass-through interest rate for the Class A-4 Certificates for each Distribution Date will be equal to its respective fixed rate per annum as set forth in the final Prospectus Supplement; provided that such pass-through interest rate will not exceed the "Net WAC Cap", which will equal, for any Distribution Date, the weighted average coupon rates for the Receivables, based on their respective principal balances, minus the sum of the annualized rates used to calculate the Servicing/Other Fees (as described herein).

                   DESCRIPTION OF THE RECEIVABLES AS OF THE
                            CUT-OFF DATE (02/29/00)
                            -----------------------
                  (complete collateral tables on pages 9-12)


Number of Loans:                                     20,329
Current Balance:                               $356,559,840
Average Balance:                               $     17,540
Minimum Balance:                               $      3,011
Maximum Balance:                               $    123,596
Wtd. Average Coupon:                                   9.79%
Wtd. Average Original Term (months):                     68
Wtd. Average Remaining Term (months):                    57
Wtd. Average Seasoning (months):                         11

--------------------------------------------------------------------------------
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                  INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.
--------------------------------------------------------------------------------
                                  PaineWebber

--------------------------------------------------------------------------------
                         BAY VIEW 2000-LJ-1 AUTO TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION
                    CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------


PRICING INFORMATION

Pricing Assumption:           1.6% ABS.

Distribution Date:            The 25th day of each month (or, if any such date is not a business day, the next business day thereafter) commencing in April of 2000.

Settlement Date:              On or about March 29th, 2000.

Cut-off Date:                 February 29th, 2000 (close of business).

Payment Delay:                24 days.

Payment Terms:                Monthly.

Servicing/Other Fees:         The collateral is subject to certain fees, including a monthly servicing fee and a monthly premium payable to the Certificate Insurer.

Interest Accrual Period:      With respect to the Class A-1 Certificates, interest will accrue from and including the preceding Distribution Date (or from and including the
                              Closing Date in the case of the first Distribution Date in April 2000) to and including the day prior to the current Distribution Date at a fixed rate on an Actual/360 day basis.

                              With the exception of the Class A-1 Certificates, interest will accrue on the Certificates at a fixed rate during the month prior to the month of the related Distribution Date based on a 30/360 basis.


Optional Redemption:          The Servicer has the right to purchase all of the Receivables as of the last day of any Collection Period on which the aggregate balance of the Receivables on the related Distribution Date (after the distribution of all amounts to be paid on such Distribution Date) will be equal to or less than 10% of the initial aggregate balance of the Receivables as of the Cut-off Date.

Optional Redemption Price:    The Optional Redemption Price for the Receivables will be equal to the fair market value of the Receivables; provided that such amount may not be less than the sum of:
                              (1)  100% of the outstanding aggregate certificate balance of all classes of the
                                   Offered Certificates;
                              (2)  accrued and unpaid interest on the outstanding certificate balances of all outstanding classes of the Offered Certificates at the weighted average interest rate of the Receivables; and
                              (3)  any amounts due to the Certificate Insurer.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------
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

--------------------------------------------------------------------------------
                         BAY VIEW 2000-LJ-1 AUTO TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION
                    CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES


Title of Securities:          Bay View 2000-LJ-1 Auto Trust.

Offering Amount:              Approximately $356,559,840.

Seller and Servicer:          Bay View Acceptance Corporation ("Bay View"), a Nevada corporation, having its principal place of business in San Mateo, California.

Depositor:                    Bay View Securitization Corporation

Lead Underwriter:             PaineWebber Incorporated

Co-Underwriter:               Morgan Stanley Dean Witter

Certificate Insurer:          MBIA Insurance Corporation

Trustee:                      Bankers Trust Company

Offering:                     Public Shelf Offering - a prospectus and prospectus supplement will be distributed after pricing.

Form of Offering:             DTC, Euroclear, and Clearstream.

ERISA Considerations:         The Certificates are expected to be ERISA eligible.

Tax Considerations:           In the opinion of special tax counsel to the Depositor, for federal income purposes, the Trust will not be treated as an association taxable as a corporation or as a "publicly traded partnership" taxable as a corporation.

                              The Trustee and the certficateholders will agree to treat the Trust as a partnership for federal income tax purposes.  As a partnership, the Trust will not be subject to federal income tax, and the certificateholders will be required to report their respective shares of the Trust's taxable income, deductions and other tax attributes.

Offered Certificates:         The Class A-1, Class A-2, Class A-3, and the Class A-4 Certificates (the
                              "Offered Certificates").

                               The Trust will be formed and will issue the Offered Certificates, pursuant to the Pooling and Servicing Agreement.  The Offered Certificates will have an aggregate principal amount of approximately $356,559,840.

--------------------------------------------------------------------------------
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                  INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.
--------------------------------------------------------------------------------
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

--------------------------------------------------------------------------------
                         BAY VIEW 2000-LJ-1 AUTO TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION
                    CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES (Continued)


Assets of the Trust:          The Trust assets will include:
                              (i)    a pool of simple and precomputed interest installment sale and installment loan contracts originated in various states and territories of the United
                                     States of America, secured by new and used automobiles, light-duty trucks, motorcycles, recreational vehicles, sport utility vehicles, and vans (the
                                     "Receivables");
                              (ii)   certain monies (including accrued interest) due in respect of the receivables after February 29th, 2000;
                              (iii)  security interests in the related financed vehicles financed through the receivables;
                              (iv)   funds on deposit in a certificate account;
                              (v)    any proceeds from claims on certain insurance policies relating to the financed vehicles or the related obligors;
                              (vi)   an unconditional and irrevocable insurance policy issued by MBIA Insurance
                                     Corporation guaranteeing payments of principal and interest on the Offered
                                     Certificates; and
                              (vii)  certain rights under the agreements by which the Receivables are sold from
                                     Bay View Acceptance Corp. to the Seller and from the Seller to the Trust.

                              The Receivables have an aggregate principal balance of approximately $356,559,840 as of the Cut-off
                              Date.

The Class A Certificates:     Class A-1 Monthly Interest: Generally, the amount of monthly interest distributable to the Class A-1 certificateholders on each Distribution Date is the product of:

                              (i)    1/360th of the interest rate for the Class A-1 certificates;
                              (ii)   the actual number of days from the previous Distribution Date through the day before the related Distribution Date or, in the case of the first
                                     Distribution Date (in April 2000), from the closing date; and
                              (iii)  the aggregate outstanding certificate balance of the Class A-1 Certificates on the preceding Distribution Date (after giving effect to all distributions to certificateholders on such date).

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

--------------------------------------------------------------------------------
                         BAY VIEW 2000-LJ-1 AUTO TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION
                    CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES (Continued)


The Class A Certificates
(continued):                  Other Class A Certificates Interest: Generally, the amount of monthly interest distributable to each class of Class A certificates (other than the Class A-1 certificateholders) on each Distribution Date is the product of:
                              (i)    1/12th of the interest rate applicable to such class of certificates; and
                              (ii)   the aggregate outstanding certificate balance of such class on the preceding Distribution Date (after giving effect to all distributions to certificateholders on such date) or, in the case of the first Distribution
                                     Date, from the closing date.

                              The Net WAC Cap: The amount of interest distributable to the Class A-4 Certificates is subject to a Net WAC Cap (as defined in footnote #2 above). The MBIA Insurance
                              Policy does not cover any shortfall in interest on the Class A-4 Certificates due to the Net WAC Cap.  Such shortfalls will not be carried forward for future payment.

                              Principal:  On each Distribution Date, the Trustee will distribute principal to each class of Class A certificateholders of record as of the record date.
                              Generally, the amount of monthly principal the Trust will pay is equal to the decrease in the outstanding principal balance of the receivables pool during the previous calendar month.

                              Principal will be distributed to the Class A certificateholders in the order of the alpha-numeric designation of each class of the Class A certificates, starting with the Class A-1 certificates and ending with the Class A-4 certificates. For example, no principal will be distributed to the Class A-2 certificateholders until the outstanding certificate balance of the Class A-1 certificates has been reduced to zero.

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--------------------------------------------------------------------------------
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

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                         BAY VIEW 2000-LJ-1 AUTO TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION
                    CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

DESCRIPTION OF SECURITIES (Continued)


Priority of Payments:         Unless an Event of Default has occurred and is continuing:
                              (1)  An amount equal to the sum of (i) the amount of outstanding advances in respect of Receivables that became defaulted Receivables during the prior collection period, plus (ii) the amount of outstanding advances in respect of Receivables that the servicer determines to be unrecoverable, to the
                                   Servicer;
                              (2)  The monthly servicing fee, including any overdue monthly servicing fee, to the Servicer, to the extent not previously distributed to the Servicer;
                              (3)  Monthly interest, including any overdue monthly interest amounts, to the
                                   Class A certificateholders;
                              (4)  Monthly principal, together with any overdue monthly principal, to the
                                   Class A certificateholders in accordance with the Principal Distribution
                                   Sequence (as described above under "The Class A Certificates - Principal");
                              (5)  The insurance premium (including any overdue insurance premium, plus accrued interest thereon) to the Certificate Insurer;
                              (6)  The amount of recoveries of advances to the servicer (to the extent not applied pursuant to (1) above on or prior to such Distribution Date);
                              (7)  The aggregate amount of any unreimbursed draws on the MBIA Insurance Policy payable to the Certificate Insurer under the insurance and reimbursement agreement, for monthly interest, monthly principal, and any other amounts owing to the Certificate Insurer under the insurance and reimbursement agreement, plus accrued interest thereon; and
                              (8)  The excess, if any, to the Class IC certificateholder.

Credit Enhancement:           Credit Enhancement is provided by the following two mechanisms:
                              (1)  Excess spread; and
                              (2)  100% MBIA Insurance Policy covering timely payment of interest and ultimate payment of principal on the Offered Certificates.

(1) Excess Spread:            The weighted average coupon rate on the Receivables is generally expected to be higher than the sum of (a) the monthly servicing fee and all other fees, including the insurance premium, and (b) the weighted average pass-through rate on the Offered
                              Certificates, thus generating excess interest collections which will be available, to the extent required, to fund payments on the Offered Certificates on each
                              Distribution Date.

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                         BAY VIEW 2000-LJ-1 AUTO TRUST
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--------------------------------------------------------------------------------
    THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION
                    CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------


DESCRIPTION OF SECURITIES (Continued)


Credit Enhancement
(continued):

(2) MBIA Insurance Policy:    MBIA will issue an Insurance Policy that will unconditionally and irrevocably guarantee the payment of the monthly servicing fee and the distribution of monthly interest and monthly principal on the
                              Offered Certificates up to the Policy Amount.

                              The Policy Amount with respect to any Distribution Date will be the sum:
                              (1)  the monthly servicing fee;
                              (2)  monthly interest; and
                              (3)  the lesser of (a) the outstanding aggregate certificate balance of all classes of Class A certificates on such Distribution Date (after giving effect to any distributions of available funds to distribute monthly principal on such Distribution Date) and (b) the initial aggregate certificate balance of the Class A certificates minus all amounts drawn on the MBIA Insurance Policy with respect to monthly principal.

Prospectus:                   The Offered Certificates are being offered pursuant to a Prospectus which includes a Prospectus Supplement (together, the "Prospectus").  Complete information with respect to the Offered Certificates and the collateral, including the Receivables, is contained in the Prospectus.  The material presented herein is qualified in its entirety by the information appearing in the Prospectus.  To the extent that the foregoing is inconsistent with the
                              Prospectus, the Prospectus shall govern in all respects.  Sales of the Offered
                              Certificates may not be consummated unless the purchaser has received the Prospectus.

Legal Investment:             The Class A-1 certificates will be eligible for purchase by money market funds under Rule 2a-7 of the Investment Company Act of 1940, as amended.


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                         BAY VIEW 2000-LJ-1 AUTO TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION
                    CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

COMPOSITION OF THE RECEIVABLES

The sums and percentages in the following tables may not equal the totals shown due to rounding.



-----------------------------------------------------------------------------------------------------------------------
Aggregate Field      Description                      Number of       Current           Original      Weighted Average
                                                     Receivables     Principal         Principal        Contract Rate
                                                                      Balance           Balance
-----------------------------------------------------------------------------------------------------------------------
Product Type       New Autos and Light-Duty Trucks         6,661      $118,294,001      $144,319,297          9.28%
                   Used Autos and Light-Duty Trucks        8,619       141,814,340       169,336,973         10.21
                   Used Motorcycles                            4            59,290            67,729         10.91
                   New Recreational Vehicles                   6            95,174           105,152          8.22
                   Used Recreational Vehicles                  9           111,677           121,439         10.33
                   New Sport Utility Vehicles              1,637        36,434,497        43,490,550          9.22
                   Used Sport Utility Vehicles             2,009        36,719,812        43,019,076         10.28
                   New Vans                                  632        12,123,614        14,889,421          9.44
                   Used Vans                                 752        10,907,435        13,152,462         10.57
                                                       ---------   ---------------   ---------------        ------
                                                          20,329      $356,559,840      $428,502,100          9.79%



-----------------------------------------------------------------------------------------------------------------------
Aggregate Field      Description                      Weighted Average     Weighted Average      Percent of Current
                                                       Remaining Term        Original Term       Principal Balance
                                                       to Maturity(1)       to Maturity(2)
-----------------------------------------------------------------------------------------------------------------------
Product Type       New Autos and Light-Duty Trucks          55.82                67.83                33.18%
                   Used Autos and Light-Duty Trucks         56.93                67.82                39.77
                   Used Motorcycles                         51.09                60.00                 0.02
                   New Recreational Vehicles                45.61                50.95                 0.03
                   Used Recreational Vehicles               53.68                59.15                 0.03
                   New Sport Utility Vehicles               58.76                69.96                10.22
                   Used Sport Utility Vehicles              59.90                70.40                10.30
                   New Vans                                 57.97                70.80                 3.40
                   Used Vans                                56.66                67.66                 3.06
                                                         --------             --------             --------
                                                            57.08                68.39               100.00%
-----------------------------------------------------------------------------------------------------------------------

(1) Expressed in months. Based on scheduled maturity as of the Cut-off Date and assuming no prepayment of the Receivables.
(2) Expressed in months. Based on scheduled maturity as of the origination date and assuming no prepayment of the Receivables.


--------------------------------------------------------------------------------
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                         BAY VIEW 2000-LJ-1 AUTO TRUST
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                    CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------


COMPOSITION OF THE RECEIVABLES  (Continued)

-----------------------------------------------------------------------------------------------------------------------
Aggregate Field                      Description              Number of      Current Principal     Percent of Current
                                                              Receivables         Balance          Principal Balance
-----------------------------------------------------------------------------------------------------------------------

State                                Texas                       11,057       $172,396,438              48.35%
                                     California                   5,589        110,783,845              31.07
                                     Illinois                     1,168         25,031,039               7.02
                                     Arizona                        509          9,834,708               2.76
                                     Colorado                       358          7,468,072               2.09
                                     New Mexico                     280          5,413,285               1.52
                                     Nevada                         265          5,409,409               1.52
                                     Oregon                         228          4,742,461               1.33
                                     Other                          875         15,480,583               4.34
                                                                 ------        -----------             ------
                                                                 20,329       $356,559,840             100.00%



-----------------------------------------------------------------------------------------------------------------------
Aggregate Field                      Description              Number of      Current Principal     Percent of Current
                                                              Receivables         Balance          Principal Balance
-----------------------------------------------------------------------------------------------------------------------

Model Year                           1990 or Prior                  786       $ 12,580,346               3.53%
                                     1991                           242          4,254,056               1.19
                                     1992                           287          4,739,930               1.33
                                     1993                           445          6,593,092               1.85
                                     1994                           828         12,252,999               3.44
                                     1995                         1,730         26,976,056               7.57
                                     1996                         1,978         29,068,749               8.15
                                     1997                         3,794         59,364,143              16.65
                                     1998                         4,087         69,077,475              19.37
                                     1999                         4,683         97,487,347              27.34
                                     2000                         1,469         34,165,646               9.58
                                                                 ------        -----------             ------
                                                                 20,329       $356,559,840             100.00%
---------------------------------------------------------------------------------------------------------------------

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                    CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

COMPOSITION OF THE RECEIVABLES (Continued)


-----------------------------------------------------------------------------------------------------------------------
Aggregate Field                      Description              Number of      Current Principal     Percent of Current
                                                              Receivables         Balance          Principal Balance
-----------------------------------------------------------------------------------------------------------------------

Remaining Term                       12 Months                        17       $     95,876                0.03%
                                     13 to  24 Months                666          5,047,476                1.42
                                     25 to  36 Months              2,981         32,034,786                8.98
                                     37 to  48 Months              5,119         76,895,213               21.57
                                     49 to  60 Months              5,855        106,103,169               29.76
                                     61 to  72 Months              3,495         76,561,914               21.47
                                     73 to  84 Months              1,345         35,900,887               10.07
                                     85 to 96 Months                 850         23,908,378                6.71
                                     97 Months or Greater              1             12,141                0.00
                                                                  ------        -----------              ------
                                                                  20,329       $356,559,840              100.00%



-----------------------------------------------------------------------------------------------------------------------
Aggregate Field                      Description              Number of      Current Principal     Percent of Current
                                                              Receivables         Balance          Principal Balance
-----------------------------------------------------------------------------------------------------------------------
Original Term                        13 to  24 Months                 80       $    651,301                0.18%
                                     25 to  36 Months                528          5,372,847                1.51
                                     37 to  48 Months              1,498         17,863,188                5.01
                                     49 to  60 Months              9,854        146,774,487               41.16
                                     61 to  72 Months              4,991         98,355,906               27.58
                                     73 to  84 Months              2,432         61,142,662               17.15
                                     85 to 96 Months                 945         26,387,306                7.40
                                     97 Months or Greater              1             12,141                0.00
                                                                  ------        -----------              ------
                                                                  20,329       $356,559,840              100.00%

--------------------------------------------------------------------------------
         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
          RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER
                  INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.
--------------------------------------------------------------------------------
                                  PaineWebber

--------------------------------------------------------------------------------
                         BAY VIEW 2000-LJ-1 AUTO TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION
                    CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

COMPOSITION OF THE RECEIVABLES (Continued)



-----------------------------------------------------------------------------------------------------------------------
Aggregate Field                      Description              Number of      Current Principal     Percent of Current
                                                              Receivables         Balance          Principal Balance
-----------------------------------------------------------------------------------------------------------------------
Current Balance                $0.01 to  $5,000.00                   351       $  1,492,317                0.42%
                               $5,000.01 to $10,000.00             3,110         24,631,029                6.91
                               $10,000.01 to $15,000.00            5,288         66,625,563               18.69
                               $15,000.01 to $20,000.00            5,030         87,296,390               24.48
                               $20,000.01 to $25,000.00            3,190         71,149,923               19.95
                               $25,000.01 to $30,000.00            1,831         49,927,273               14.00
                               $30,000.01 to $35,000.00              894         28,779,137                8.07
                               $35,000.01 to $40,000.00              374         13,822,720                3.88
                               $40,000.01 to $45,000.00              132          5,556,077                1.56
                               $45,000.01 to $50,000.00               59          2,762,085                0.77
                               $50,000.01 or Greater                  70          4,517,326                1.27
                                                                  ------        -----------              ------
                                                                  20,329       $356,559,840              100.00%



-----------------------------------------------------------------------------------------------------------------------
Aggregate Field                      Description              Number of      Current Principal     Percent of Current
                                                              Receivables         Balance          Principal Balance
-----------------------------------------------------------------------------------------------------------------------
Contract Rate                   Up to 7.000%                            808      $ 13,756,274                3.86%
                                 7.001%  -   7.500%                   1,276        19,374,150                5.43
                                 7.501%  -   8.000%                   1,697        27,761,068                7.79
                                 8.001%  -   8.500%                   1,620        26,082,121                7.31
                                 8.501%  -   9.000%                   2,243        37,061,184               10.39
                                 9.001%  -   9.500%                   1,792        32,703,855                9.17
                                 9.501%  -  10.000%                   3,095        56,945,610               15.97
                                10.001%  -  10.500%                   2,196        40,501,300               11.36
                                10.501%  -  11.000%                   3,019        55,067,705               15.44
                                11.001%  -  11.500%                     386         8,306,053                2.33
                                11.501%  -  12.000%                     482        10,532,214                2.95
                                12.001%  -  12.500%                     302         6,388,564                1.79
                                12.501%  -  13.000%                     332         6,256,444                1.75
                                13.001%  -  13.500%                     282         4,844,435                1.36
                                13.501%  -  14.000%                     238         4,161,778                1.17
                                14.001% or Greater                      561         6,817,084                1.91
                                                                     ------       -----------              ------
                                                                     20,329      $356,559,840              100.00%

--------------------------------------------------------------------------------
         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
          RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER
                  INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.
--------------------------------------------------------------------------------
                                  PaineWebber

--------------------------------------------------------------------------------
                         BAY VIEW 2000-LJ-1 AUTO TRUST
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE INFORMATION
                    CONTAINED IN THE PROSPECTUS SUPPLEMENT
--------------------------------------------------------------------------------

BOND SENSITIVITY TO PREPAYMENTS(1)
                                                                         % ABS

CLASS A-1                         1.00%   1.40%   1.60%   2.00%   2.50%   3.00%
                                 ----    ----    ----    ----    ----    ----
AVERAGE LIFE (YEARS)              0.33    0.27    0.25    0.22    0.17    0.13
FIRST PAY                        04/00   04/00   04/00   04/00   04/00   04/00
LAST PAY                         11/00   09/00   09/00   08/00   07/00   06/00
WINDOW (YEARS)                    0.67    0.50    0.50    0.42    0.33    0.25
------------------------------------------------------------------------------

                                                                         % ABS

CLASS A-2                         1.00%   1.40%   1.60%   2.00%   2.50%   3.00%
                                 ----    ----    ----    ----    ----    ----
AVERAGE LIFE (YEARS)              1.31    1.10    1.00    0.83    0.64    0.48
YIELD @ 100.000                   7.24%   7.17%   7.12%   7.01%   6.83%   6.56%
DURATION                          1.20    1.02    0.93    0.78    0.60    0.46
FIRST PAY                        11/00   09/00   09/00   08/00   07/00   06/00
LAST PAY                         04/02   12/01   10/01   07/01   03/01   01/01
WINDOW (YEARS)                    1.50    1.33    1.17    1.00    0.75    0.67
------------------------------------------------------------------------------

                                                                         % ABS

CLASS A-3                         1.00%   1.40%   1.60%   2.00%   2.50%   3.00%
                                 ----    ----    ----    ----    ----    ----
AVERAGE LIFE (YEARS)              2.55    2.18    2.00    1.65    1.31    1.05
YIELD @ 100.000                   7.31%   7.27%   7.25%   7.20%   7.12%   7.02%
DURATION                          2.25    1.95    1.80    1.50    1.20    0.97
FIRST PAY                        04/02   12/01   10/01   07/01   03/01   01/01
LAST PAY                         05/03   12/02   09/02   04/02   11/01   07/01
WINDOW (YEARS)                    1.17    1.08    1.00    0.83    0.75    0.58
------------------------------------------------------------------------------

                                                                         % ABS

CLASS A-4                         1.00%   1.40%   1.60%   2.00%   2.50%   3.00%
                                 ----    ----    ----    ----    ----    ----
AVERAGE LIFE (YEARS)              4.02    3.57    3.28    2.73    2.19    1.81
YIELD @ 100.000                   7.42%   7.40%   7.39%   7.36%   7.31%   7.26%
DURATION                          3.35    3.02    2.81    2.38    1.95    1.63
FIRST PAY                        05/03   12/02   09/02   04/02   11/01   07/01
LAST PAY                         05/06   02/06   05/05   04/04   06/03   12/02
WINDOW (YEARS)                    3.08    3.25    2.75    2.08    1.67    1.50
------------------------------------------------------------------------------

(1) Priced to maturity.


--------------------------------------------------------------------------------
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          RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER
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--------------------------------------------------------------------------------
                                  PaineWebber